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                                                                  Exhibit 10.14


                                  REFERRAL PROGRAM

                                      BETWEEN

                          MCW BUSINESS SYSTEMS LTD. (MCW)

                                        AND

                        TRANSFORMATION PROCESSING INC. (TPI)


I. INTRODUCTION
---------------

A. REFERRAL PROGRAM

This Referral Program (the "Program") has been designed to provide MCW management and sales personnel with monetary rewards for their efforts for selling or referring customers to TPI (the "Referral Fee"). The plan is designed to achieve the following objectives:

1.   Leverage the strategic relationship between TPI and MCW.
2. To compensate MCW, and its Account Managers, Sales Managers and Branch Managers for performing sales functions that result in the successful delivery of services to MCW customers by TPI.
3.   To reward lead referrals from MCW employees to TPI.
4. To compensate TPI employees for handling the sales and coordination details of these referrals.

B. EFFECTIVE DATE

The Program is effective as of November 1, 1997.


II. REFERRAL FEE
----------------

The Referral Fee will be paid to MCW by TPI for referrals or sales that result in the delivery of profitable services to NEW customers. The Referral Fee will be distributed to MCW. MCW will then reward Account Managers, Sales Managers and Branch Managers as a percentage of the Referral Fee as it sees fit.

A. REFERRAL FEE

The amount of Referral Fee paid to MCW will depend on the pricing structure required to win the business. TPI will provide list pricing to MCW employees prior to the close of the sale. The Referral Fee will be paid to MCW according to the following schedule:


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                    -------------------------------------------------
                    Type of Lead             Referral Fee Paid to MCW
                                             as a Percentage of the
                                             Total Sales Price
                    -------------------------------------------------
                    Products                 15 %
                    -------------------------------------------------
                    Services                 10 %
                    -------------------------------------------------
                    Joint Ventures           Negotiable
                    -------------------------------------------------

B.  TERMS

The Referral Fee will be paid to MCW on the 31st of the following month after the service has been delivered to the MCW account. TPI will continue to pay the Referral Fee on subsequent TPI related sales to the MCW account for a period of two years from the date of first order.


III. PROGRAM DEFINITIONS
------------------------

A. REFERRALS


To qualify for the Referral Fee the following criteria must be met:

1. It is a new opportunity that is currently not being worked by a TPI employee.
2.   The MCW employee notifies TPI of the scope of work and key contact.
3. All needs assessment, proposal generation, sales registration and coordination functions are performed by a TPI employee.
4.   TPI delivers the service.
5.   TPI bills the customer.

TPI is responsible for managing the project requirements of the customer. TPI will regularly notify the MCW Account Executive of progress with the account, customer satisfaction and Referral Fee.


IV. POLICIES AND PRACTICES
--------------------------

A. APPLICABILITY

1. The Program applies to all products and services referred to or sold after November 1 1997, by MCW which are performed by TPI.


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B. PROGRAM EXCEPTIONS

All exceptions, adjustments, additions or modifications to the Program require the prior approval of MCW and TPI in writing. Either party reserves the right to cancel the program at any time.


C. PROCEDURES

TPI will provide MCW with a list of current services and pricing.

TPI will:

1.   Confirm client is new to TPI
2.   Confirm dates available for the services with the client
3.   Confirm order with MCW sales personnel
4.   Log the date of the initial Referral


On receipt of confirmation, MCW personnel will forward the Purchase Order to MCW head office for processing.


D. PAYMENT

TPI will generate monthly payment reports indicating the Client, services and Referral Fee paid/payable.


E. CONFIDENTIALITY

Details of the Program and Referral Fee are to be held as confidential information by MCW and TPI.



MCW BUSINESS SYSTEMS LTD.                    TRANSFORMATION PROCESSING INC.



/s/ Paul West                                /s/ Douglas Woolridge
-----------------------------------          -----------------------------------
Paul West                                    Douglas Woolridge
Managing Partner                             President & COO



November 5, 1997                             November 5, 1997
-----------------------------------          -----------------------------------
Date                                         Date


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